The Travelers Companies, Inc. Financial Supplement - Third Quarter 2025	Exhibit 99.2
 The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-Q which will be filed with the Securities and Exchange Commission.
Index

The Travelers Companies, Inc. Financial Highlights

($ and shares in millions, except for per share data)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Net income	$1,123	$534	$1,260	$2,082	$395	$1,509	$1,888	$2,917	$3,792
Net income per share:
Basic	$4.87	$2.32	$5.50	$9.11	$1.73	$6.63	$8.37	$12.68	$16.69
Diluted	$4.80	$2.29	$5.42	$8.96	$1.70	$6.53	$8.24	$12.51	$16.45
Core income	$1,096	$585	$1,218	$2,126	$443	$1,504	$1,867	$2,899	$3,814
Core income per share:
Basic	$4.75	$2.54	$5.31	$9.30	$1.94	$6.61	$8.27	$12.60	$16.78
Diluted	$4.69	$2.51	$5.24	$9.15	$1.91	$6.51	$8.14	$12.43	$16.54
Return on equity	18.0%	8.6%	19.2%	30.0%	5.6%	20.9%	24.7%	15.3%	17.3%
Core return on equity	15.4%	8.1%	16.6%	27.7%	5.6%	18.8%	22.6%	13.4%	15.8%
Total assets, at period end	$127,410	$129,315	$134,588	$133,189	$135,977	$138,873	$143,678	$134,588	$143,678
Total equity, at period end	$25,022	$24,862	$27,696	$27,864	$28,191	$29,518	$31,609	$27,696	$31,609
Book value per share, at period end	$109.28	$109.08	$122.00	$122.97	$124.43	$131.11	$141.72	$122.00	$141.72
Less: Net unrealized investment gains (losses), net of tax	(16.25)	(17.44)	(9.30)	(16.07)	(14.56)	(13.46)	(8.83)	(9.30)	(8.83)
Adjusted book value per share, at period end	$125.53	$126.52	$131.30	$139.04	$138.99	$144.57	$150.55	$131.30	$150.55

Weighted average number of common shares outstanding (basic)	229.0	228.6	227.4	226.9	226.9	225.9	224.1	228.3	225.6
Weighted average number of common shares outstanding and common stock equivalents (diluted)	232.0	231.5	230.6	230.7	230.4	229.3	227.5	231.3	228.9
Common shares outstanding at period end	229.0	227.9	227.0	226.6	226.6	225.1	223.0	227.0	223.0
Common stock dividends declared	$232	$245	$243	$242	$241	$252	$250	$720	$743
Common stock repurchased:
Under Board of Directors authorization
Shares	1.2	1.1	1.1	1.0	1.0	1.8	2.3	3.4	5.1
Cost	$250	$250	$250	$250	$250	$500	$625	$750	$1,375
Other
Shares	0.6	0.1	—	—	0.4	0.3	—	0.7	0.7
Cost	$138	$3	$3	$2	$108	$57	$3	$144	$168

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Reconciliation to Net Income and Earnings per Share

($ and shares in millions, except earnings per share)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Net income
Net income	$1,123	$534	$1,260	$2,082	$395	$1,509	$1,888	$2,917	$3,792
Adjustments:
Net realized investment (gains) losses, after-tax	(27)	51	(42)	44	48	(5)	(21)	(18)	22
Core income	$1,096	$585	$1,218	$2,126	$443	$1,504	$1,867	$2,899	$3,814
Basic earnings per share
Net income	$4.87	$2.32	$5.50	$9.11	$1.73	$6.63	$8.37	$12.68	$16.69
Adjustments:
Net realized investment (gains) losses, after-tax	(0.12)	0.22	(0.19)	0.19	0.21	(0.02)	(0.10)	(0.08)	0.09
Core income	$4.75	$2.54	$5.31	$9.30	$1.94	$6.61	$8.27	$12.60	$16.78
Diluted earnings per share
Net income	$4.80	$2.29	$5.42	$8.96	$1.70	$6.53	$8.24	$12.51	$16.45
Adjustments:
Net realized investment (gains) losses, after-tax	(0.11)	0.22	(0.18)	0.19	0.21	(0.02)	(0.10)	(0.08)	0.09
Core income	$4.69	$2.51	$5.24	$9.15	$1.91	$6.51	$8.14	$12.43	$16.54

Adjustments to net income and weighted average shares for net income EPS calculations: (1)

Basic and Diluted	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Net income, as reported	$1,123	$534	$1,260	$2,082	$395	$1,509	$1,888	$2,917	$3,792
Participating share-based awards - allocated income	(8)	(5)	(10)	(15)	(3)	(11)	(13)	(22)	(27)
Net income available to common shareholders - basic and diluted	$1,115	$529	$1,250	$2,067	$392	$1,498	$1,875	$2,895	$3,765
Common Shares
Basic
Weighted average shares outstanding	229.0	228.6	227.4	226.9	226.9	225.9	224.1	228.3	225.6
Diluted
Weighted average shares outstanding	229.0	228.6	227.4	226.9	226.9	225.9	224.1	228.3	225.6
Weighted average effects of dilutive securities - stock options and performance shares	3.0	2.9	3.2	3.8	3.5	3.4	3.4	3.0	3.3
Diluted weighted average shares outstanding	232.0	231.5	230.6	230.7	230.4	229.3	227.5	231.3	228.9

(1) Adjustments to net income and weighted average shares for net income EPS calculations can generally be used for the core income EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Statement of Income - Consolidated

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Revenues
Premiums	$10,126	$10,243	$10,704	$10,868	$10,710	$10,921	$11,135	$31,073	$32,766
Net investment income	846	885	904	955	930	942	1,033	2,635	2,905
Fee income	109	115	121	128	119	124	127	345	370
Net realized investment gains (losses)	35	(65)	55	(55)	(61)	6	27	25	(28)
Other revenues	112	105	120	112	112	123	148	337	383
Total revenues	11,228	11,283	11,904	12,008	11,810	12,116	12,470	34,415	36,396
Claims and expenses
Claims and claim adjustment expenses	6,656	7,373	6,996	6,034	8,006	6,789	6,594	21,025	21,389
Amortization of deferred acquisition costs	1,698	1,678	1,790	1,807	1,778	1,802	1,849	5,166	5,429
General and administrative expenses	1,406	1,478	1,460	1,475	1,459	1,545	1,572	4,344	4,576
Interest expense	98	98	98	98	99	99	111	294	309
Total claims and expenses	9,858	10,627	10,344	9,414	11,342	10,235	10,126	30,829	31,703
Income before income taxes	1,370	656	1,560	2,594	468	1,881	2,344	3,586	4,693
Income tax expense	247	122	300	512	73	372	456	669	901
Net income	$1,123	$534	$1,260	$2,082	$395	$1,509	$1,888	$2,917	$3,792

Other statistics
Effective tax rate on net investment income	17.6%	17.8%	17.9%	17.9%	17.9%	17.9%	17.8%	17.8%	17.9%
Net investment income (after-tax)	$698	$727	$742	$785	$763	$774	$850	$2,167	$2,387

Catastrophes, net of reinsurance:
Pre-tax	$712	$1,509	$939	$175	$2,266	$927	$402	$3,160	$3,595
After-tax	$563	$1,192	$739	$138	$1,790	$732	$318	$2,494	$2,840

Prior year reserve development - favorable:
Pre-tax	$91	$230	$126	$262	$378	$315	$22	$447	$715
After-tax	$71	$182	$99	$207	$297	$249	$16	$352	$562

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Income by Major Component and Combined Ratio - Consolidated

($ in millions, net of tax)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Underwriting gain (loss)	$472	$(58)	$547	$1,420	$(239)	$808	$1,099	$961	$1,668
Net investment income	698	727	742	785	763	774	850	2,167	2,387
Other income (expense), including interest expense	(74)	(84)	(71)	(79)	(81)	(78)	(82)	(229)	(241)
Core income	1,096	585	1,218	2,126	443	1,504	1,867	2,899	3,814
Net realized investment gains (losses)	27	(51)	42	(44)	(48)	5	21	18	(22)
Net income	$1,123	$534	$1,260	$2,082	$395	$1,509	$1,888	$2,917	$3,792
Combined ratio (1) (2)
Loss and loss adjustment expense ratio	65.2%	71.4%	64.8%	55.0%	74.2%	61.7%	58.7%	67.1%	64.7%
Underwriting expense ratio	28.7%	28.8%	28.4%	28.2%	28.3%	28.6%	28.6%	28.6%	28.5%
Combined ratio	93.9%	100.2%	93.2%	83.2%	102.5%	90.3%	87.3%	95.7%	93.2%
Impact on combined ratio:
Net favorable prior year reserve development	(0.9)%	(2.2)%	(1.2)%	(2.4)%	(3.5)%	(2.9)%	(0.2)%	(1.5)%	(2.2)%
Catastrophes, net of reinsurance	7.1%	14.7%	8.8%	1.6%	21.2%	8.5%	3.6%	10.2%	11.0%
Underlying combined ratio	87.7%	87.7%	85.6%	84.0%	84.8%	84.7%	83.9%	87.0%	84.4%

(1)  Before policyholder dividends.
(2) Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses. These allocations are to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly, are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Billing and policy fees and other	$30	$30	$28	$28	$28	$29	$28	$88	$85
Fee income:
Loss and loss adjustment expenses	$39	$42	$44	$47	$45	$45	$48	$125	$138
Underwriting expenses	70	73	77	81	74	79	79	220	232
Total fee income	$109	$115	$121	$128	$119	$124	$127	$345	$370
Non-insurance general and administrative expenses	$102	$106	$106	$107	$109	$113	$131	$314	$353

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Core Income - Consolidated

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Revenues
Premiums	$10,126	$10,243	$10,704	$10,868	$10,710	$10,921	$11,135	$31,073	$32,766
Net investment income	846	885	904	955	930	942	1,033	2,635	2,905
Fee income	109	115	121	128	119	124	127	345	370
Other revenues	112	105	120	112	112	123	148	337	383
Total revenues	11,193	11,348	11,849	12,063	11,871	12,110	12,443	34,390	36,424
Claims and expenses
Claims and claim adjustment expenses	6,656	7,373	6,996	6,034	8,006	6,789	6,594	21,025	21,389
Amortization of deferred acquisition costs	1,698	1,678	1,790	1,807	1,778	1,802	1,849	5,166	5,429
General and administrative expenses	1,406	1,478	1,460	1,475	1,459	1,545	1,572	4,344	4,576
Interest expense	98	98	98	98	99	99	111	294	309
Total claims and expenses	9,858	10,627	10,344	9,414	11,342	10,235	10,126	30,829	31,703
Core income before income taxes	1,335	721	1,505	2,649	529	1,875	2,317	3,561	4,721
Income tax expense	239	136	287	523	86	371	450	662	907
Core income	$1,096	$585	$1,218	$2,126	$443	$1,504	$1,867	$2,899	$3,814
Other statistics
Effective tax rate on net investment income	17.6%	17.8%	17.9%	17.9%	17.9%	17.9%	17.8%	17.8%	17.9%
Net investment income (after-tax)	$698	$727	$742	$785	$763	$774	$850	$2,167	$2,387
Catastrophes, net of reinsurance:
Pre-tax	$712	$1,509	$939	$175	$2,266	$927	$402	$3,160	$3,595
After-tax	$563	$1,192	$739	$138	$1,790	$732	$318	$2,494	$2,840
Prior year reserve development - favorable:
Pre-tax	$91	$230	$126	$262	$378	$315	$22	$447	$715
After-tax	$71	$182	$99	$207	$297	$249	$16	$352	$562

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Statutory underwriting
Gross written premiums	$11,310	$11,865	$12,149	$11,226	$11,890	$12,225	$12,292	$35,324	$36,407
Net written premiums	$10,184	$11,115	$11,317	$10,742	$10,515	$11,516	$11,472	$32,616	$33,503
Net earned premiums	$10,128	$10,243	$10,704	$10,868	$10,710	$10,897	$11,133	$31,075	$32,740
Losses and loss adjustment expenses	6,602	7,320	6,940	5,966	7,947	6,731	6,537	20,862	21,215
Underwriting expenses	3,012	3,111	3,139	3,038	3,098	3,260	3,239	9,262	9,597
Statutory underwriting gain (loss)	514	(188)	625	1,864	(335)	906	1,357	951	1,928
Policyholder dividends	12	12	12	11	13	10	12	36	35
Statutory underwriting gain (loss) after policyholder dividends	$502	$(200)	$613	$1,853	$(348)	$896	$1,345	$915	$1,893
Other statutory statistics
Reserves for losses and loss adjustment expenses	$54,578	$55,922	$56,909	$56,326	$58,091	$59,072	$59,620	$56,909	$59,620
Increase (decrease) in reserves	$861	$1,344	$987	$(583)	$1,765	$981	$548	$3,192	$3,294
Statutory capital and surplus	$25,329	$25,210	$26,191	$27,715	$27,785	$28,364	$29,965	$26,191	$29,965
Net written premiums/surplus (1)	1.62:1	1.66:1	1.63:1	1.56:1	1.57:1	1.55:1	1.48:1	1.63:1	1.48:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Written premiums
Gross	$11,310	$11,865	$12,149	$11,226	$11,890	$12,251	$12,293	$35,324	$36,434
Ceded	(1,128)	(750)	(832)	(484)	(1,375)	(708)	(820)	(2,710)	(2,903)
Net	$10,182	$11,115	$11,317	$10,742	$10,515	$11,543	$11,473	$32,614	$33,531
Earned premiums
Gross	$10,867	$11,083	$11,484	$11,644	$11,487	$11,749	$11,964	$33,434	$35,200
Ceded	(741)	(840)	(780)	(776)	(777)	(828)	(829)	(2,361)	(2,434)
Net	$10,126	$10,243	$10,704	$10,868	$10,710	$10,921	$11,135	$31,073	$32,766

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income - Business Insurance

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Revenues
Premiums	$5,160	$5,168	$5,474	$5,543	$5,465	$5,545	$5,700	$15,802	$16,710
Net investment income	609	632	642	677	656	662	727	1,883	2,045
Fee income	101	105	109	115	108	111	114	315	333
Other revenues	77	77	89	79	82	95	111	243	288
Total revenues	5,947	5,982	6,314	6,414	6,311	6,413	6,652	18,243	19,376
Claims and expenses
Claims and claim adjustment expenses	3,331	3,471	3,698	3,179	3,705	3,584	3,667	10,500	10,956
Amortization of deferred acquisition costs	864	861	930	933	917	944	973	2,655	2,834
General and administrative expenses	818	835	826	824	847	875	894	2,479	2,616
Total claims and expenses	5,013	5,167	5,454	4,936	5,469	5,403	5,534	15,634	16,406
Segment income before income taxes	934	815	860	1,478	842	1,010	1,118	2,609	2,970
Income tax expense	170	159	162	290	159	197	211	491	567
Segment income	$764	$656	$698	$1,188	$683	$813	$907	$2,118	$2,403
Other statistics
Effective tax rate on net investment income	17.4%	17.7%	17.7%	17.8%	17.8%	17.7%	17.7%	17.6%	17.8%
Net investment income (after-tax)	$502	$521	$528	$557	$539	$545	$598	$1,551	$1,682
Catastrophes, net of reinsurance:
Pre-tax	$209	$389	$340	$94	$509	$368	$139	$938	$1,016
After-tax	$166	$307	$268	$74	$402	$291	$110	$741	$803
Prior year reserve development - favorable (unfavorable):
Pre-tax	$—	$34	$(91)	$147	$74	$79	$(125)	$(57)	$28
After-tax	$—	$26	$(72)	$116	$58	$62	$(99)	$(46)	$21

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income by Major Component and Combined Ratio - Business Insurance

($ in millions, net of tax)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Underwriting gain	$274	$148	$176	$642	$157	$274	$318	$598	$749
Net investment income	502	521	528	557	539	545	598	1,551	1,682
Other income (expense)	(12)	(13)	(6)	(11)	(13)	(6)	(9)	(31)	(28)
Segment income	$764	$656	$698	$1,188	$683	$813	$907	$2,118	$2,403
Combined ratio (1) (2)
Loss and loss adjustment expense ratio	63.6%	66.2%	66.6%	56.4%	66.8%	63.7%	63.3%	65.5%	64.6%
Underwriting expense ratio	29.7%	29.9%	29.2%	28.8%	29.4%	29.9%	29.6%	29.6%	29.6%
Combined ratio	93.3%	96.1%	95.8%	85.2%	96.2%	93.6%	92.9%	95.1%	94.2%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	—%	(0.6)%	1.7%	(2.7)%	(1.3)%	(1.4)%	2.2%	0.4%	(0.2)%
Catastrophes, net of reinsurance	4.1%	7.5%	6.2%	1.7%	9.3%	6.7%	2.4%	5.9%	6.1%
Underlying combined ratio	89.2%	89.2%	87.9%	86.2%	88.2%	88.3%	88.3%	88.8%	88.3%

(1)  Before policyholder dividends.
(2) Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses. These allocations are to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly, are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Billing and policy fees and other	$4	$4	$4	$4	$4	$5	$4	$12	$13
Fee income:
Loss and loss adjustment expenses	$39	$42	$44	$47	$45	$45	$48	$125	$138
Underwriting expenses	62	63	65	68	63	66	66	190	195
Total fee income	$101	$105	$109	$115	$108	$111	$114	$315	$333
Non-insurance general and administrative expenses	$86	$87	$90	$86	$91	$93	$112	$263	$296

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Business Insurance

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Statutory underwriting
Gross written premiums	$6,383	$6,169	$6,173	$5,790	$6,740	$6,359	$6,284	$18,725	$19,383
Net written premiums	$5,598	$5,539	$5,517	$5,426	$5,698	$5,765	$5,674	$16,654	$17,137
Net earned premiums	$5,162	$5,168	$5,474	$5,543	$5,465	$5,521	$5,698	$15,804	$16,684
Losses and loss adjustment expenses	3,282	3,422	3,645	3,116	3,650	3,530	3,614	10,349	10,794
Underwriting expenses	1,630	1,620	1,583	1,566	1,700	1,704	1,654	4,833	5,058
Statutory underwriting gain	250	126	246	861	115	287	430	622	832
Policyholder dividends	8	7	9	7	9	5	9	24	23
Statutory underwriting gain after policyholder dividends	$242	$119	$237	$854	$106	$282	$421	$598	$809

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Written Premiums - Business Insurance

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Net written premiums by market
Domestic
Select Accounts	$974	$975	$885	$893	$976	$1,004	$920	$2,834	$2,900
Middle Market	3,213	2,769	3,030	3,011	3,166	3,034	3,232	9,012	9,432
National Accounts	327	312	264	356	312	329	273	903	914
National Property and Other	642	912	896	684	720	885	841	2,450	2,446
Total Domestic	5,156	4,968	5,075	4,944	5,174	5,252	5,266	15,199	15,692
International	440	571	442	482	524	540	409	1,453	1,473
Total	$5,596	$5,539	$5,517	$5,426	$5,698	$5,792	$5,675	$16,652	$17,165
Net written premiums by product line
Domestic
Workers’ compensation	$1,019	$847	$795	$808	$950	$821	$792	$2,661	$2,563
Commercial automobile	964	923	937	954	1,030	1,019	1,030	2,824	3,079
Commercial property	763	1,054	1,022	859	873	1,051	961	2,839	2,885
General liability	965	809	914	903	753	878	998	2,688	2,629
Commercial multi-peril	1,416	1,345	1,367	1,409	1,532	1,486	1,447	4,128	4,465
Other	29	(10)	40	11	36	(3)	38	59	71
Total Domestic	5,156	4,968	5,075	4,944	5,174	5,252	5,266	15,199	15,692
International	440	571	442	482	524	540	409	1,453	1,473
Total	$5,596	$5,539	$5,517	$5,426	$5,698	$5,792	$5,675	$16,652	$17,165

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income - Bond & Specialty Insurance

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Revenues
Premiums	$956	$977	$1,009	$1,016	$995	$1,021	$1,042	$2,942	$3,058
Net investment income	90	94	101	105	102	107	116	285	325
Other revenues	9	6	7	8	6	5	8	22	19
Total revenues	1,055	1,077	1,117	1,129	1,103	1,133	1,166	3,249	3,402
Claims and expenses
Claims and claim adjustment expenses	428	473	441	432	434	418	451	1,342	1,303
Amortization of deferred acquisition costs	182	183	194	197	187	195	197	559	579
General and administrative expenses	205	207	203	217	205	214	207	615	626
Total claims and expenses	815	863	838	846	826	827	855	2,516	2,508
Segment income before income taxes	240	214	279	283	277	306	311	733	894
Income tax expense	45	44	57	55	57	62	61	146	180
Segment income	$195	$170	$222	$228	$220	$244	$250	$587	$714
Other statistics
Effective tax rate on net investment income	18.0%	18.2%	18.8%	18.5%	18.4%	18.5%	17.7%	18.4%	18.2%
Net investment income (after-tax)	$74	$77	$81	$87	$83	$88	$95	$232	$266
Catastrophes, net of reinsurance:
Pre-tax	$5	$40	$4	$2	$19	$5	$—	$49	$24
After-tax	$4	$31	$3	$2	$15	$4	$—	$38	$19
Prior year reserve development - favorable:
Pre-tax	$24	$24	$36	$45	$67	$81	$43	$84	$191
After-tax	$19	$19	$28	$35	$52	$65	$33	$66	$150

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income by Major Component and Combined Ratio - Bond & Specialty Insurance

($ in millions, net of tax)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Underwriting gain	$116	$90	$135	$137	$133	$154	$150	$341	$437
Net investment income	74	77	81	87	83	88	95	232	266
Other income	5	3	6	4	4	2	5	14	11
Segment income	$195	$170	$222	$228	$220	$244	$250	$587	$714
Combined ratio (1)
Loss and loss adjustment expense ratio	44.4%	48.0%	43.4%	42.1%	43.2%	40.5%	42.9%	45.2%	42.2%
Underwriting expense ratio	40.1%	39.7%	39.1%	40.6%	39.3%	39.8%	38.7%	39.7%	39.3%
Combined ratio	84.5%	87.7%	82.5%	82.7%	82.5%	80.3%	81.6%	84.9%	81.5%
Impact on combined ratio:
Net favorable prior year reserve development	(2.5)%	(2.5)%	(3.5)%	(4.3)%	(6.7)%	(8.0)%	(4.2)%	(2.9)%	(6.2)%
Catastrophes, net of reinsurance	0.5%	4.1%	0.4%	0.2%	1.9%	0.5%	—%	1.7%	0.8%
Underlying combined ratio	86.5%	86.1%	85.6%	86.8%	87.3%	87.8%	85.8%	86.1%	86.9%

(1) Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly, are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Billing and policy fees and other	$—	$1	$1	$—	$—	$—	$1	$2	$1
Non-insurance general and administrative expenses	$3	$1	$1	$2	$1	$2	$1	$5	$4

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Bond & Specialty Insurance

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Statutory underwriting
Gross written premiums	$1,076	$1,127	$1,165	$1,151	$1,129	$1,166	$1,160	$3,368	$3,455
Net written premiums	$943	$1,040	$1,072	$1,054	$999	$1,085	$1,080	$3,055	$3,164
Net earned premiums	$956	$977	$1,009	$1,016	$995	$1,021	$1,042	$2,942	$3,058
Losses and loss adjustment expenses	424	468	438	427	430	414	447	1,330	1,291
Underwriting expenses	411	408	421	421	422	434	424	1,240	1,280
Statutory underwriting gain	121	101	150	168	143	173	171	372	487
Policyholder dividends	4	5	3	4	4	5	3	12	12
Statutory underwriting gain after policyholder dividends	$117	$96	$147	$164	$139	$168	$168	$360	$475

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Written Premiums - Bond & Specialty Insurance

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Net written premiums by market
Domestic
Management Liability	$543	$586	$617	$563	$553	$589	$613	$1,746	$1,755
Surety	296	325	344	329	333	342	342	965	1,017
Total Domestic	839	911	961	892	886	931	955	2,711	2,772
International	104	129	111	162	113	154	125	344	392
Total	$943	$1,040	$1,072	$1,054	$999	$1,085	$1,080	$3,055	$3,164
Net written premiums by product line
Domestic
Fidelity and surety	$356	$382	$411	$387	$394	$400	$407	$1,149	$1,201
General liability	434	468	479	452	440	469	475	1,381	1,384
Other	49	61	71	53	52	62	73	181	187
Total Domestic	839	911	961	892	886	931	955	2,711	2,772
International	104	129	111	162	113	154	125	344	392
Total	$943	$1,040	$1,072	$1,054	$999	$1,085	$1,080	$3,055	$3,164

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income (Loss) - Personal Insurance

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Revenues
Premiums	$4,010	$4,098	$4,221	$4,309	$4,250	$4,355	$4,393	$12,329	$12,998
Net investment income	147	159	161	173	172	173	190	467	535
Fee income	8	10	12	13	11	13	13	30	37
Other revenues	26	22	24	25	24	23	29	72	76
Total revenues	4,191	4,289	4,418	4,520	4,457	4,564	4,625	12,898	13,646
Claims and expenses
Claims and claim adjustment expenses	2,897	3,429	2,857	2,423	3,867	2,787	2,476	9,183	9,130
Amortization of deferred acquisition costs	652	634	666	677	674	663	679	1,952	2,016
General and administrative expenses	375	424	420	421	396	444	458	1,219	1,298
Total claims and expenses	3,924	4,487	3,943	3,521	4,937	3,894	3,613	12,354	12,444
Segment income (loss) before income taxes	267	(198)	475	999	(480)	670	1,012	544	1,202
Income tax expense (benefit)	47	(45)	91	201	(106)	136	205	93	235
Segment income (loss)	$220	$(153)	$384	$798	$(374)	$534	$807	$451	$967
Other statistics
Effective tax rate on net investment income	17.7%	18.0%	18.0%	18.1%	18.1%	18.0%	18.0%	17.9%	18.0%
Net investment income (after-tax)	$122	$129	$133	$141	$141	$141	$157	$384	$439
Catastrophes, net of reinsurance:
Pre-tax	$498	$1,080	$595	$79	$1,738	$554	$263	$2,173	$2,555
After-tax	$393	$854	$468	$62	$1,373	$437	$208	$1,715	$2,018
Prior year reserve development - favorable:
Pre-tax	$67	$172	$181	$70	$237	$155	$104	$420	$496
After-tax	$52	$137	$143	$56	$187	$122	$82	$332	$391

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income (Loss) by Major Component and Combined Ratio - Personal Insurance

($ in millions, net of tax)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Underwriting gain (loss)	$82	$(296)	$236	$641	$(529)	$380	$631	$22	$482
Net investment income	122	129	133	141	141	141	157	384	439
Other income	16	14	15	16	14	13	19	45	46
Segment income (loss)	$220	$(153)	$384	$798	$(374)	$534	$807	$451	$967
Combined ratio (1)
Loss and loss adjustment expense ratio	72.2%	83.7%	67.7%	56.2%	91.0%	64.0%	56.4%	74.5%	70.3%
Underwriting expense ratio	24.7%	24.8%	24.8%	24.5%	24.2%	24.4%	24.9%	24.7%	24.5%
Combined ratio	96.9%	108.5%	92.5%	80.7%	115.2%	88.4%	81.3%	99.2%	94.8%
Impact on combined ratio:
Net favorable prior year reserve development	(1.6)%	(4.2)%	(4.3)%	(1.6)%	(5.6)%	(3.6)%	(2.4)%	(3.4)%	(3.8)%
Catastrophes, net of reinsurance	12.4%	26.4%	14.1%	1.8%	40.9%	12.7%	6.0%	17.6%	19.7%
Underlying combined ratio	86.1%	86.3%	82.7%	80.5%	79.9%	79.3%	77.7%	85.0%	78.9%

(1) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly, are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Billing and policy fees and other	$26	$25	$23	$24	$24	$24	$23	$74	$71
Fee income	$8	$10	$12	$13	$11	$13	$13	$30	$37
Non-insurance general and administrative expenses	$5	$6	$4	$6	$6	$6	$5	$15	$17

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Statutory underwriting
Gross written premiums	$3,851	$4,569	$4,811	$4,285	$4,021	$4,700	$4,848	$13,231	$13,569
Net written premiums	$3,643	$4,536	$4,728	$4,262	$3,818	$4,666	$4,718	$12,907	$13,202
Net earned premiums	$4,010	$4,098	$4,221	$4,309	$4,250	$4,355	$4,393	$12,329	$12,998
Losses and loss adjustment expenses	2,896	3,430	2,857	2,423	3,867	2,787	2,476	9,183	9,130
Underwriting expenses	971	1,083	1,135	1,051	976	1,122	1,161	3,189	3,259
Statutory underwriting gain (loss)	$143	$(415)	$229	$835	$(593)	$446	$756	$(43)	$609
Policies in force (in thousands)
Automobile	3,212	3,180	3,158	3,150	3,118	3,083	3,050	3,158	3,050
Homeowners and Other	6,235	6,167	6,106	6,060	5,980	5,882	5,768	6,106	5,768

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Written Premiums - Personal Insurance

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Net written premiums by product line
Domestic
Automobile	$1,859	$2,001	$2,138	$1,927	$1,859	$1,968	$2,062	$5,998	$5,889
Homeowners and Other	1,635	2,347	2,410	2,158	1,813	2,520	2,489	6,392	6,822
Total Domestic	3,494	4,348	4,548	4,085	3,672	4,488	4,551	12,390	12,711
International	149	188	180	177	146	178	167	517	491
Total	$3,643	$4,536	$4,728	$4,262	$3,818	$4,666	$4,718	$12,907	$13,202

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance - Automobile

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Statutory underwriting
Gross written premiums	$1,970	$2,129	$2,264	$2,056	$1,967	$2,083	$2,177	$6,363	$6,227
Net written premiums	$1,959	$2,120	$2,253	$2,043	$1,955	$2,074	$2,165	$6,332	$6,194
Net earned premiums	$1,980	$2,026	$2,080	$2,110	$2,071	$2,091	$2,091	$6,086	$6,253
Losses and loss adjustment expenses	1,430	1,532	1,477	1,518	1,270	1,320	1,300	4,439	3,890
Underwriting expenses	454	468	495	471	444	477	495	1,417	1,416
Statutory underwriting gain	$96	$26	$108	$121	$357	$294	$296	$230	$947
Other statistics
Combined ratio (1):
Loss and loss adjustment expense ratio	72.2%	75.6%	71.0%	71.9%	61.3%	63.1%	62.1%	72.9%	62.2%
Underwriting expense ratio	22.4%	22.3%	22.4%	22.3%	22.1%	22.2%	22.8%	22.4%	22.3%
Combined ratio	94.6%	97.9%	93.4%	94.2%	83.4%	85.3%	84.9%	95.3%	84.5%
Impact on combined ratio:
Net favorable prior year reserve development	(2.3)%	(1.5)%	(2.7)%	(1.5)%	(6.0)%	(5.0)%	(4.3)%	(2.1)%	(5.1)%
Catastrophes, net of reinsurance	2.0%	4.2%	4.9%	(0.6)%	1.9%	1.3%	0.9%	3.7%	1.3%
Underlying combined ratio	94.9%	95.2%	91.2%	96.3%	87.5%	89.0%	88.3%	93.7%	88.3%
Catastrophes, net of reinsurance:
Pre-tax	$39	$85	$103	$(13)	$39	$27	$19	$227	$85
After-tax	$31	$67	$81	$(10)	$30	$22	$15	$179	$67
Prior year reserve development - favorable:
Pre-tax	$45	$30	$56	$31	$125	$104	$89	$131	$318
After-tax	$34	$26	$45	$25	$98	$83	$70	$105	$251

Policies in force (in thousands)	3,212	3,180	3,158	3,150	3,118	3,083	3,050
Change from prior year quarter	(1.1)%	(1.4)%	(2.0)%	(2.3)%	(2.9)%	(3.1)%	(3.4)%
Change from prior quarter	(0.3)%	(1.0)%	(0.7)%	(0.3)%	(1.0)%	(1.1)%	(1.1)%

(1) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Billing and policy fees and other	$15	$15	$14	$15	$14	$15	$14	$44	$43
Fee income	$4	$5	$7	$7	$6	$6	$7	$16	$19

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance - Homeowners and Other

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Statutory underwriting
Gross written premiums	$1,881	$2,440	$2,547	$2,229	$2,054	$2,617	$2,671	$6,868	$7,342
Net written premiums	$1,684	$2,416	$2,475	$2,219	$1,863	$2,592	$2,553	$6,575	$7,008
Net earned premiums	$2,030	$2,072	$2,141	$2,199	$2,179	$2,264	$2,302	$6,243	$6,745
Losses and loss adjustment expenses	1,466	1,898	1,380	905	2,597	1,467	1,176	4,744	5,240
Underwriting expenses	517	615	640	580	532	645	666	1,772	1,843
Statutory underwriting gain (loss)	$47	$(441)	$121	$714	$(950)	$152	$460	$(273)	$(338)
Other statistics
Combined ratio (1):
Loss and loss adjustment expense ratio	72.2%	91.6%	64.5%	41.2%	119.2%	64.8%	51.1%	76.0%	77.7%
Underwriting expense ratio	26.9%	27.2%	27.0%	26.6%	26.3%	26.5%	26.9%	27.1%	26.6%
Combined ratio	99.1%	118.8%	91.5%	67.8%	145.5%	91.3%	78.0%	103.1%	104.3%
Impact on combined ratio:
Net favorable prior year reserve development	(1.1)%	(6.8)%	(5.9)%	(1.8)%	(5.1)%	(2.2)%	(0.7)%	(4.6)%	(2.6)%
Catastrophes, net of reinsurance	22.6%	48.0%	23.0%	4.2%	78.0%	23.2%	10.7%	31.2%	36.6%
Underlying combined ratio	77.6%	77.6%	74.4%	65.4%	72.6%	70.3%	68.0%	76.5%	70.3%
Catastrophes, net of reinsurance:
Pre-tax	$459	$995	$492	$92	$1,699	$527	$244	$1,946	$2,470
After-tax	$362	$787	$387	$72	$1,343	$415	$193	$1,536	$1,951
Prior year reserve development - favorable:
Pre-tax	$22	$142	$125	$39	$112	$51	$15	$289	$178
After-tax	$18	$111	$98	$31	$89	$39	$12	$227	$140

Policies in force (in thousands)	6,235	6,167	6,106	6,060	5,980	5,882	5,768
Change from prior year quarter	(1.9)%	(3.0)%	(3.8)%	(3.7)%	(4.1)%	(4.6)%	(5.5)%
Change from prior quarter	(0.9)%	(1.1)%	(1.0)%	(0.8)%	(1.3)%	(1.6)%	(1.9)%

(1) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Billing and policy fees and other	$11	$10	$9	$9	$10	$9	$9	$30	$28
Fee income	$4	$5	$5	$6	$5	$7	$6	$14	$18

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Interest Expense and Other

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Revenues
Other revenues	$—	$—	$—	$—	$—	$—	$—	$—	$—

Claims and expenses
Interest expense	98	98	98	98	99	99	111	294	309
General and administrative expenses	8	12	11	13	11	12	13	31	36
Total claims and expenses	106	110	109	111	110	111	124	325	345

Loss before income tax benefit	(106)	(110)	(109)	(111)	(110)	(111)	(124)	(325)	(345)
Income tax benefit	(23)	(22)	(23)	(23)	(24)	(24)	(27)	(68)	(75)
Loss	$(83)	$(88)	$(86)	$(88)	$(86)	$(87)	$(97)	$(257)	$(270)

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Consolidated Balance Sheet

($ and shares in millions)	September 30, 2025	December 31, 2024
Assets
Fixed maturities, available for sale, at fair value (amortized cost $93,598 and $88,277; allowance for expected credit losses of $4 and $2)	$91,113	$83,666
Equity securities, at fair value (cost $506 and $544)	692	687
Real estate investments	888	902
Short-term securities	6,798	4,766
Other investments	4,193	4,202
Total investments	103,684	94,223
Cash (including restricted cash of $137 and $131)	729	699
Investment income accrued	776	752
Premiums receivable (net of allowance for expected credit losses of $58 and $58)	11,621	11,110
Reinsurance recoverables (net of allowance for estimated uncollectible reinsurance of $141 and $119)	8,298	8,000
Ceded unearned premiums	1,680	1,202
Deferred acquisition costs	3,691	3,494
Deferred taxes	1,035	1,762
Contractholder receivables (net of allowance for expected credit losses of $17 and $18)	3,098	3,171
Goodwill	4,271	4,233
Other intangible assets	342	360
Other assets	4,453	4,183
Total assets	$143,678	$133,189

Liabilities
Claims and claim adjustment expense reserves	$67,705	$64,093
Unearned premium reserves	23,596	22,289
Contractholder payables	3,115	3,189
Payables for reinsurance premiums	946	550
Debt	9,267	8,033
Other liabilities	7,440	7,171
Total liabilities	112,069	105,325
Shareholders’ equity
Common stock (1,750.0 shares authorized; 223.0 and 226.6 shares issued and outstanding)	25,817	25,452
Retained earnings	52,680	49,630
Accumulated other comprehensive loss	(3,094)	(4,967)
Treasury stock, at cost (570.1 and 564.3 shares)	(43,794)	(42,251)
Total shareholders’ equity	31,609	27,864
Total liabilities and shareholders’ equity	$143,678	$133,189

The Travelers Companies, Inc. Investment Portfolio

(at carrying value, $ in millions)	September 30, 2025	Pre-tax Book Yield (1)	December 31, 2024	Pre-tax Book Yield (1)
Investment portfolio
Taxable fixed maturities	$65,412	4.03%	$61,012	3.87%
Tax-exempt fixed maturities	25,701	3.24%	22,654	3.00%
Total fixed maturities	91,113	3.80%	83,666	3.63%
Non-redeemable preferred stocks	43	2.19%	48	2.20%
Common stocks	649		639
Total equity securities	692		687
Real estate investments	888		902
Short-term securities	6,798	4.23%	4,766	4.54%
Private equities	2,788		2,815
Hedge funds	212		219
Real estate partnerships	859		858
Other investments	334		310
Total other investments	4,193		4,202
Total investments	$103,684		$94,223

Net unrealized investment gains (losses), net of tax, included in shareholders’ equity	$(1,970)		$(3,640)

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data

(at carrying value, $ in millions)	September 30, 2025		December 31, 2024
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$4,013		$5,570
Obligations of U.S. states and political subdivisions:
Pre-refunded	326		572
All other	29,978		26,613
Total	30,304		27,185
Debt securities issued by foreign governments	988		909
Mortgage-backed securities - principally obligations of U.S. Government agencies	13,361		12,605
Corporate and all other bonds	42,447		37,397
Total fixed maturities	$91,113		$83,666

Fixed Maturities Quality Characteristics (1)
	September 30, 2025		December 31, 2024
	Amount	% of Total	Amount	% of Total
Quality Ratings
Aaa	$25,771	28.3%	$40,411	48.3%
Aa	33,440	36.7	15,278	18.3
A	19,425	21.3	16,181	19.3
Baa	11,411	12.5	10,816	12.9
Total investment grade	90,047	98.8	82,686	98.8
Ba	800	0.9	686	0.8
B	226	0.2	247	0.3
Caa and lower	40	0.1	47	0.1
Total below investment grade	1,066	1.2	980	1.2
Total fixed maturities	$91,113	100.0%	$83,666	100.0%
Average weighted quality	Aa2, AA		Aa2, AA
Weighted average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.6		4.3

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc. Investment Income

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Gross investment income
Fixed maturities	$692	$709	$749	$798	$812	$833	$874	$2,150	$2,519
Short-term securities	70	70	77	63	57	55	73	217	185
Other	98	118	90	103	76	67	101	306	244
	860	897	916	964	945	955	1,048	2,673	2,948
Investment expenses	14	12	12	9	15	13	15	38	43
Net investment income, pre-tax	846	885	904	955	930	942	1,033	2,635	2,905
Income taxes	148	158	162	170	167	168	183	468	518
Net investment income, after-tax	$698	$727	$742	$785	$763	$774	$850	$2,167	$2,387

Effective tax rate	17.6%	17.8%	17.9%	17.9%	17.9%	17.9%	17.8%	17.8%	17.9%

Average invested assets (1)	$94,677	$95,402	$97,736	$100,046	$101,000	$102,173	$105,655	$96,042	$103,086

Average yield pre-tax (1)	3.6%	3.7%	3.7%	3.8%	3.7%	3.7%	3.9%	3.7%	3.8%
Average yield after-tax	2.9%	3.0%	3.0%	3.1%	3.0%	3.0%	3.2%	3.0%	3.1%

(1)  Excludes net unrealized investment gains (losses), and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc. Net Realized Investment Gains (Losses) and Net Unrealized Investment Gains (Losses) included in Shareholders' Equity

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Net realized investment gains (losses)
Fixed maturities	$(40)	$(35)	$(17)	$(39)	$(31)	$(17)	$(2)	$(92)	$(50)
Equity securities	79	(28)	53	(5)	(22)	20	39	104	37
Other	(4)	(2)	19	(11)	(8)	3	(10)	13	(15)
Realized investment gains (losses) before tax	35	(65)	55	(55)	(61)	6	27	25	(28)
Related taxes	8	(14)	13	(11)	(13)	1	6	7	(6)
Net realized investment gains (losses)	$27	$(51)	$42	$(44)	$(48)	$5	$21	$18	$(22)

Gross investment gains	$85	$7	$85	$10	$4	$41	$45	$177	$90
Gross investment losses before impairments	(47)	(72)	(25)	(63)	(63)	(35)	(18)	(144)	(116)
Net investment gains (losses) before impairments	38	(65)	60	(53)	(59)	6	27	33	(26)
Net impairment (charges) recoveries	(3)	—	(5)	(2)	(2)	—	—	(8)	(2)
Net realized investment gains (losses) before tax	35	(65)	55	(55)	(61)	6	27	25	(28)
Related taxes	8	(14)	13	(11)	(13)	1	6	7	(6)
Net realized investment gains (losses)	$27	$(51)	$42	$(44)	$(48)	$5	$21	$18	$(22)

($ in millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Net unrealized investment gains (losses), net of tax, included in shareholders’ equity, by asset type
Fixed maturities	$(4,718)	$(5,042)	$(2,672)	$(4,609)	$(4,171)	$(3,833)	$(2,481)
Other	(2)	(1)	—	—	(1)	2	(3)
Unrealized investment gains (losses) before tax	(4,720)	(5,043)	(2,672)	(4,609)	(4,172)	(3,831)	(2,484)
Related taxes	(999)	(1,067)	(561)	(969)	(873)	(800)	(514)
Balance, end of period	$(3,721)	$(3,976)	$(2,111)	$(3,640)	$(3,299)	$(3,031)	$(1,970)

The Travelers Companies, Inc. Reinsurance Recoverables

($ in millions)	September 30, 2025	December 31, 2024
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses (1)	$4,447	$3,962
Gross structured settlements (2)	2,546	2,626
Mandatory pools and associations (3)	1,446	1,531
Gross reinsurance recoverables (4)	8,439	8,119
Allowance for estimated uncollectible reinsurance (5)	(141)	(119)
Net reinsurance recoverables	$8,298	$8,000

(1)  The Company’s top five reinsurer groups, including retroactive reinsurance, included in gross reinsurance recoverables is as follows:

Reinsurer	A.M. Best Rating of Group's Predominant Reinsurer	September 30, 2025
Swiss Re Group	A+ second highest of 16 ratings	$742
Berkshire Hathaway	A++ highest of 16 ratings	490
Munich Re Group	A+ second highest of 16 ratings	382
Arch Insurance Group	A+ second highest of 16 ratings	190
Fairfax Financial Group	A+ second highest of 16 ratings	190

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, over half is attributable to 10 reinsurer groups.

(2)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amounts due from the life insurance company related to the structured settlement are included in both the claims and claim adjustment expense reserves and reinsurance recoverables in the Company’s consolidated balance sheet, as the Company retains the liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups included in gross structured settlements is as follows:

Group	A.M. Best Rating of Group's Predominant Insurer	September 30, 2025
Fidelity & Guaranty Life Group	A third highest of 16 ratings	$640
Genworth Financial Group	B- eighth highest of 16 ratings	313
John Hancock Group	A+ second highest of 16 ratings	214
Symetra Financial Corporation	A third highest of 16 ratings	193
Brighthouse Financial, Inc.	A third highest of 16 ratings	165

(3)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

(4) Of the total reinsurance recoverables at September 30, 2025, after deducting mandatory pools and associations and before allowances for estimated uncollectible reinsurance, $6.19 billion, or 88%, were rated by A.M. Best Company.  The Company utilizes updated A.M. Best credit ratings on a quarterly basis when determining the allowance. Of the total rated by A.M. Best Company, 95% were rated A- or better.  The remaining 12% of reinsurance recoverables comprised the following:  6% related to captive insurance companies, 1% related to voluntary pools and 5% were balances from other companies not rated by A.M. Best Company.  Certain of the Company's reinsurance recoverables are collateralized by letters of credit, funds held or trust agreements.

(5) The Company reports its reinsurance recoverables net of an allowance for estimated uncollectible reinsurance. The allowance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing, disputes, applicable coverage defenses and other relevant factors.  For structured settlements, the allowance is also based upon the Company’s ongoing review of life insurers’ creditworthiness and estimated amounts of coverage that would be available from state guaranty funds if a life insurer defaults. A probability-of-default methodology which reflects current and forecasted economic conditions is used to estimate the amount of uncollectible reinsurance due to credit-related factors and the estimate is reported in an allowance for estimated uncollectible reinsurance. The allowance also includes estimated uncollectible amounts related to dispute risk with reinsurers.

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Statutory Reserves for Losses and Loss Adjustment Expenses
Business Insurance
Beginning of period	$40,833	$41,391	$42,050	$42,960	$42,909	$43,742	$44,477	$40,833	$42,909
Incurred	3,282	3,422	3,645	3,116	3,650	3,530	3,614	10,349	10,794
Paid	(2,697)	(2,758)	(2,786)	(3,066)	(2,847)	(2,890)	(2,915)	(8,241)	(8,652)
Foreign exchange and other	(27)	(5)	51	(101)	30	95	(28)	19	97
End of period	$41,391	$42,050	$42,960	$42,909	$43,742	$44,477	$45,148	$42,960	$45,148
Bond & Specialty Insurance
Beginning of period	$4,521	$4,626	$4,773	$4,931	$4,938	$5,072	$5,249	$4,521	$4,938
Incurred	424	468	438	427	430	414	447	1,330	1,291
Paid	(306)	(320)	(332)	(344)	(325)	(307)	(372)	(958)	(1,004)
Foreign exchange and other	(13)	(1)	52	(76)	29	70	(20)	38	79
End of period	$4,626	$4,773	$4,931	$4,938	$5,072	$5,249	$5,304	$4,931	$5,304
Personal Insurance
Beginning of period	$8,363	$8,561	$9,099	$9,018	$8,479	$9,277	$9,346	$8,363	$8,479
Incurred	2,896	3,430	2,857	2,423	3,867	2,787	2,476	9,183	9,130
Paid	(2,678)	(2,885)	(2,948)	(2,908)	(3,069)	(2,767)	(2,635)	(8,511)	(8,471)
Foreign exchange and other	(20)	(7)	10	(54)	—	49	(19)	(17)	30
End of period	$8,561	$9,099	$9,018	$8,479	$9,277	$9,346	$9,168	$9,018	$9,168
Total
Beginning of period	$53,717	$54,578	$55,922	$56,909	$56,326	$58,091	$59,072	$53,717	$56,326
Incurred	6,602	7,320	6,940	5,966	7,947	6,731	6,537	20,862	21,215
Paid	(5,681)	(5,963)	(6,066)	(6,318)	(6,241)	(5,964)	(5,922)	(17,710)	(18,127)
Foreign exchange and other	(60)	(13)	113	(231)	59	214	(67)	40	206
End of period	$54,578	$55,922	$56,909	$56,326	$58,091	$59,072	$59,620	$56,909	$59,620
Prior Year Reserve Development: Unfavorable (Favorable)
Business Insurance
Asbestos	$—	$—	$242	$—	$—	$—	$277	$242	$277
All other	—	(34)	(151)	(147)	(74)	(79)	(152)	(185)	(305)
Total Business Insurance (1)	—	(34)	91	(147)	(74)	(79)	125	57	(28)
Bond & Specialty Insurance	(24)	(24)	(36)	(45)	(67)	(81)	(43)	(84)	(191)
Personal Insurance	(67)	(172)	(181)	(70)	(237)	(155)	(104)	(420)	(496)
Total	$(91)	$(230)	$(126)	$(262)	$(378)	$(315)	$(22)	$(447)	$(715)

(1)  Excludes accretion of discount.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Asbestos Reserves

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Asbestos reserves
Beginning reserves:
Gross	$1,768	$1,686	$1,612	$1,815	$1,708	$1,636	$1,555	$1,768	$1,708
Ceded	(390)	(382)	(368)	(395)	(370)	(357)	(318)	(390)	(370)
Net	1,378	1,304	1,244	1,420	1,338	1,279	1,237	1,378	1,338
Incurred losses and loss expenses:
Gross	—	—	279	—	—	—	327	279	327
Ceded	—	—	(37)	—	—	—	(50)	(37)	(50)
Paid loss and loss expenses:
Gross	82	74	77	106	72	83	84	233	239
Ceded	(8)	(13)	(11)	(25)	(13)	(39)	(16)	(32)	(68)
Foreign exchange and other:
Gross	—	—	1	(1)	—	2	—	1	2
Ceded	—	1	(1)	—	—	—	—	—	—
Ending reserves:
Gross	1,686	1,612	1,815	1,708	1,636	1,555	1,798	1,815	1,798
Ceded	(382)	(368)	(395)	(370)	(357)	(318)	(352)	(395)	(352)
Net	$1,304	$1,244	$1,420	$1,338	$1,279	$1,237	$1,446	$1,420	$1,446

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Capitalization

($ in millions)	September 30, 2025	December 31, 2024
Debt
Short-term debt
Commercial paper	$100	$100
7.75% Senior notes due April 15, 2026	200	—
Total short-term debt	300	100
Long-term debt
7.75% Senior notes due April 15, 2026	—	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
5.05% Senior notes due July 24, 2035 (1)	500	—
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
4.60% Senior notes due August 1, 2043 (1)	500	500
4.30% Senior notes due August 25, 2045 (1)	400	400
8.50% Junior subordinated debentures due December 15, 2045	56	56
3.75% Senior notes due May 15, 2046 (1)	500	500
8.312% Junior subordinated debentures due July 1, 2046	73	73
4.00% Senior notes due May 30, 2047 (1)	700	700
4.05% Senior notes due March 7, 2048 (1)	500	500
4.10% Senior notes due March 4, 2049 (1)	500	500
2.55% Senior notes due April 27, 2050 (1)	500	500
3.05% Senior notes due June 8, 2051 (1)	750	750
5.45% Senior notes due May 25, 2053 (1)	750	750
5.70% Senior notes due July 24, 2055 (1)	750	—
Total long-term debt	9,054	8,004
Unamortized fair value adjustment	32	34
Unamortized debt issuance costs	(119)	(105)
	8,967	7,933
Total debt	9,267	8,033
Common equity (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	33,579	31,504
Total capital (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	$42,846	$39,537
Total debt to capital (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	21.6%	20.3%

(1)  Redeemable anytime with “make-whole” premium.
See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Statutory Capital and Surplus to GAAP Shareholders' Equity Reconciliation

($ in millions)	September 30, 2025 (1)	December 31, 2024
Statutory capital and surplus	$29,965	$27,715
GAAP adjustments
Goodwill and intangible assets	3,638	3,635
Investments	(1,955)	(3,982)
Noninsurance companies	(4,567)	(4,350)
Deferred acquisition costs	3,559	3,371
Deferred federal income tax	(342)	218
Current federal income tax	(7)	(5)
Reinsurance recoverables	44	44
Furniture, equipment & software	951	960
Agents balances	213	230
Other	110	28
Total GAAP adjustments	1,644	149
GAAP shareholders’ equity	$31,609	$27,864

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Statement of Cash Flows

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Cash flows from operating activities
Net income	$1,123	$534	$1,260	$2,082	$395	$1,509	$1,888	$2,917	$3,792
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	(35)	65	(55)	55	61	(6)	(27)	(25)	28
Depreciation and amortization	196	182	174	163	188	164	166	552	518
Deferred federal income tax expense (benefit)	42	(85)	(59)	(50)	31	(83)	320	(102)	268
Amortization of deferred acquisition costs	1,698	1,678	1,790	1,807	1,778	1,802	1,849	5,166	5,429
Equity in income from other investments	(68)	(89)	(63)	(74)	(53)	(42)	(74)	(220)	(169)
Premiums receivable	(557)	(664)	234	128	(459)	(438)	412	(987)	(485)
Reinsurance recoverables	33	(34)	74	38	(97)	78	(250)	73	(269)
Deferred acquisition costs	(1,776)	(1,807)	(1,856)	(1,734)	(1,822)	(1,917)	(1,877)	(5,439)	(5,616)
Claims and claim adjustment expense reserves	928	1,384	755	(387)	1,818	725	845	3,067	3,388
Unearned premium reserves	457	788	659	(416)	419	495	331	1,904	1,245
Other	(583)	(275)	962	452	(899)	47	644	104	(208)
Net cash provided by operating activities	1,458	1,677	3,875	2,064	1,360	2,334	4,227	7,010	7,921
Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,709	2,464	1,817	2,547	2,801	3,071	2,886	5,990	8,758
Proceeds from sales of investments:
Fixed maturities	942	308	225	159	253	348	178	1,475	779
Equity securities	21	41	31	50	68	32	31	93	131
Real estate investments	—	—	64	—	—	—	—	64	—
Other investments	55	55	101	211	63	79	68	211	210
Purchases of investments:
Fixed maturities	(3,738)	(4,349)	(4,273)	(4,772)	(4,296)	(4,847)	(5,376)	(12,360)	(14,519)
Equity securities	(26)	(21)	(33)	(44)	(25)	(35)	(34)	(80)	(94)
Real estate investments	(13)	(11)	(10)	(14)	(7)	(6)	(10)	(34)	(23)
Other investments	(90)	(95)	(98)	(113)	(96)	(80)	(86)	(283)	(262)
Net sales (purchases) of short-term securities	454	330	(1,126)	712	239	(215)	(2,051)	(342)	(2,027)
Securities transactions in the course of settlement	111	247	24	(326)	308	64	(4)	382	368
Acquisition, net of cash acquired	(381)	(1)	—	—	—	—	—	(382)	—
Other	(81)	(111)	(113)	(103)	(116)	(127)	(155)	(305)	(398)
Net cash used in investing activities	(1,037)	(1,143)	(3,391)	(1,693)	(808)	(1,716)	(4,553)	(5,571)	(7,077)

The Travelers Companies, Inc. Statement of Cash Flows (Continued)

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	YTD 3Q2024	YTD 3Q2025
Cash flows from financing activities
Treasury stock acquired - share repurchase authorizations	(250)	(249)	(248)	(256)	(250)	(500)	(619)	(747)	(1,369)
Treasury stock acquired - net employee share-based compensation	(110)	(1)	(1)	(2)	(102)	(22)	(1)	(112)	(125)
Dividends paid to shareholders	(229)	(244)	(238)	(240)	(240)	(250)	(247)	(711)	(737)
Issuance of debt	—	—	—	—	—	—	1,233	—	1,233
Issuance of common stock - employee share options	190	22	33	76	57	70	36	245	163
Net cash provided by (used in) financing activities	(399)	(472)	(454)	(422)	(535)	(702)	402	(1,325)	(835)
Effect of exchange rate changes on cash and restricted cash	(5)	—	13	(22)	8	19	(6)	8	21
Net increase (decrease) in cash and restricted cash	17	62	43	(73)	25	(65)	70	122	30
Cash and restricted cash at beginning of period	650	667	729	772	699	724	659	650	699
Cash and restricted cash at end of period	$667	$729	$772	$699	$724	$659	$729	$772	$729
Supplemental disclosure of cash flow information
Income taxes paid	$24	$831	$92	$363	$24	$538	$194	$947	$756
Interest paid	$60	$135	$60	$135	$61	$136	$60	$255	$257

The Travelers Companies, Inc. Glossary of Financial Measures and Description of Reportable Business Segments
The following measures are used by the Company’s management to evaluate financial performance against historical results, to establish performance targets on a consolidated basis, and for other reasons as discussed below.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, included in shareholders’ equity, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Core income (loss) is consolidated net income (loss) excluding the after-tax impact of net realized investment gains (losses), discontinued operations, the effect of a change in tax laws and tax rates at enactment, and cumulative effect of changes in accounting principles when applicable.  Segment income (loss) is determined in the same manner as core income (loss) on a segment basis.  Management uses segment income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider core income (loss) when analyzing the results and trends of insurance companies.  Core income (loss) per share is core income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net realized investment gains (losses), net of tax, net unrealized investment gains (losses), net of tax, included in shareholders’ equity for the periods presented and the effect of a change in tax laws and tax rates at enactment (excluding the portion related to net unrealized investment gains (losses)).  Adjusted average shareholders’ equity is (a) the sum of total adjusted shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.

Reconciliation of Shareholders’ Equity to Adjusted Shareholders’ Equity

	As of
($ in millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Shareholders’ equity	$25,022	$24,862	$27,696	$27,864	$28,191	$29,518	$31,609
Adjustments:
Net unrealized investment (gains) losses, net of tax, included in shareholders’ equity	3,721	3,976	2,111	3,640	3,299	3,031	1,970
Net realized investment (gains) losses, net of tax	(27)	24	(18)	26	48	43	22
Adjusted shareholders’ equity	$28,716	$28,862	$29,789	$31,530	$31,538	$32,592	$33,601
Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Core return on equity is the ratio of annualized core income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss designated, or reasonably expected by the Company to be designated, a catastrophe by one or more industry recognized organizations that track and report on insured losses resulting from catastrophic events, such as Property Claim Services (PCS) for events in the United States and Canada. Catastrophes can be caused by various natural events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, wildfires, severe winter weather, floods, tsunamis, volcanic eruptions and other naturally-occurring events, such as solar flares. Catastrophes can also be man-made, such as terrorist attacks and other intentionally destructive acts including those involving nuclear, biological, chemical and radiological events, cyber events, explosions and destruction of infrastructure.  Each catastrophe has unique characteristics and catastrophes are not predictable as to timing or amount.  Their effects are included in net and core income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  The Company’s threshold for disclosing catastrophes is primarily determined at the reportable segment level. If a threshold for one segment or a combination thereof is reached and the other segments have losses from the same event, losses from the event are identified as catastrophe losses in the segment results and for the consolidated results of the Company.  Additionally, an aggregate threshold is applied for international business across all reportable segments. The threshold for 2025 ranges from $20 million to $30 million of losses before reinsurance and taxes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and core income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

The Travelers Companies, Inc. Glossary of Financial Measures and Description of Reportable Business Segments
Combined ratio  For Statutory Accounting Practices (SAP), the combined ratio is the sum of the SAP loss and LAE ratio and the SAP underwriting expense ratio as defined in the statutory financial statements required by insurance regulators.  The combined ratio, as used in this financial supplement, is the equivalent of, and is calculated in the same manner as, the SAP combined ratio except that the SAP underwriting expense ratio is based on net written premiums and the underwriting expense ratio as used in this financial supplement is based on net earned premiums.  For SAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses less certain administrative services fee income to net earned premiums as defined in the statutory financial statements required by insurance regulators. The loss and LAE ratio as used in this financial supplement is calculated in the same manner as the SAP ratio.  For SAP, the underwriting expense ratio is the ratio of underwriting expenses incurred (including commissions paid), less certain administrative services fee income and billing and policy fees and other, to net written premiums as defined in the statutory financial statements required by insurance regulators. The underwriting expense ratio as used in this financial supplement, is the ratio of underwriting expenses (including the amortization of deferred acquisition costs), less certain administrative services fee income and billing and policy fees, to net earned premiums.  Underlying combined ratio is the combined ratio adjusted to exclude the impact of prior year reserve development and catastrophes, net of reinsurance.

The combined ratio, loss and LAE ratio, and underwriting expense ratio are used as indicators of the Company’s underwriting discipline, efficiency in acquiring and servicing its business and overall underwriting profitability. A combined ratio under 100% generally indicates an underwriting profit. A combined ratio over 100% generally indicates an underwriting loss.

Other companies’ method of computing similarly titled measures may not be comparable to the Company’s method of computing these ratios.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value per share is useful in an analysis of a property casualty company’s book value per share as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments, net of tax, included in shareholders’ equity is the ratio of debt to total capital excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory capital and surplus represents the excess of an insurance company’s admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - Business Insurance offers a broad array of property and casualty insurance products and services to its customers, primarily in the United States, as well as in Canada, the United Kingdom, the Republic of Ireland and throughout other parts of the world, including as a corporate member of Lloyd’s.  Business Insurance is organized as follows:  Select Accounts; Middle Market including Commercial Accounts, Construction, Technology & Life Sciences, Public Sector Services, Energy, Excess Casualty, Inland Marine, Ocean Marine, and Boiler & Machinery; National Accounts; National Property and Other including National Property, Northland Transportation, Agribusiness, Northfield and National Programs; and International, including Global Services and a 20% quota-share reinsurance agreement with subsidiaries of Fidelis Insurance Holdings Limited.  Business Insurance also includes Simply Business, a leading provider of small business insurance policies primarily in the United Kingdom, and Business Insurance Other, which primarily comprises the Company’s asbestos and environmental liabilities and other runoff operations, including certain assumed reinsurance arrangements.

Bond & Specialty Insurance - Bond & Specialty Insurance offers surety, fidelity, management liability, professional liability, and other property and casualty coverages and related risk management services to its customers, primarily in the United States, and certain surety and specialty insurance products in Canada, the United Kingdom, the Republic of Ireland and Brazil (through a joint venture as described below), in each case utilizing various degrees of financially-based underwriting approaches.  The range of coverages includes performance, payment and commercial surety bonds for construction and general commercial enterprises; management liability coverages including directors’ and officers’ liability, employment practices liability, fidelity liability, fiduciary liability and cyber risk for public corporations, private companies, not-for-profit organizations and financial institutions; professional liability coverage for a variety of professionals including, among others, lawyers and design professionals; in the United States only, property, workers’ compensation, auto and general liability for financial institutions; and transactional liability coverages to public and private companies.

Bond & Specialty Insurance’s surety business in Brazil is conducted through Junto Holding Brasil S.A. (Junto). The Company owns 49.5% of Junto, a market leader in surety coverages in Brazil. This joint venture investment is accounted for using the equity method and is included in “other investments” on the consolidated balance sheet.

Personal Insurance - Personal Insurance offers a broad range of property and casualty insurance products and services covering individuals’ personal risks, primarily in the United States, as well as in Canada. The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.